UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

SeaStar Medical Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3513 Brighton Blvd, Suite 410, Denver, CO	80216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 427-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by SeaStar Medical Holding Corporation (f/k/a LMF Acquisition Opportunities, Inc. and the “Company”) on November 4, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. This Amendment No. 1 is filed to (1) update the Item 2.01 information to reflect Management’s Discussion and Analysis of Financial Condition and Results of Operations of SeaStar Medical for the three and nine months ended September 30, 2022 and September 30, 2021; and (2) amend the historical financial statements provided under Items 9.01(a) in the Original Report to include the unaudited interim financial statements of SeaStar Medical as of September 30, 2022 and for the three and nine months ended September 30, 2022 and September 30, 2021. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Management’s Disclosure and Analysis of Financial Condition and Results of Operations

The Form 10 information in Item 2.01 of the Original Report is hereby amended and supplemented by adding the following: “Reference is made to the disclosure contained in the section titled “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULT OF OPERATIONS OF SEASTAR MEDICAL” filed as Exhibit 99.4 to this Amendment No. 1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

SeaStar Medical’s audited balance sheets as of December 31, 2021 and 2020, the related statements of operations, statements of changes in convertible preferred stock and stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2021, and the related notes are incorporated herein by reference to such financial statements appearing on pages F-52 to F-57 of the Proxy Statement/Prospectus.

The unaudited condensed interim financial statements of SeaStar Medical as of September 30, 2022 and for the periods ended September 30, 2022 and September 30, 2021 are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

Also included herewith as Exhibit 99.4 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations for SeaStar Medical for the three and nine months ended September 30, 2022 and 2021.

(d)    Exhibits

Exhibit Number	Description of Exhibit

99.3	Unaudited condensed interim financial statements of SeaStar Medical, Inc. as of and for the periods ended September 30, 2022 and September 30, 2021.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for SeaStar Medical, Inc. for the three and nine months ended September 30, 2022 and 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASTAR MEDICAL HOLDING CORPORATION

November 14, 2022	By:	/s/ Eric Schlorff
		Name:	Eric Schlorff
		Title:	Chief Executive Officer